Connected Together

for a **strong** energy future



EEI Financial Conference
November 2024

MGE ENERGY®

Disclaimer

This presentation contains summarized information concerning MGE Energy, Inc. ("MGE Energy") and its subsidiaries (principally Madison Gas and Electric Company ("MGE")) and MGE Energy's consolidated business, operations, financial performance and trends. No representation is made that the information in this presentation is complete. For additional information on MGE Energy and its subsidiaries, see MGE Energy's Annual Report on Form 10-K for the year ended December 31, 2023 (the "2023 Form 10-K") as updated by its Quarterly Report on Form 10-Q for the quarter ended September 30, 2024 (the "September 30, 2024 Form 10-Q") filed with the Securities and Exchange Commission (the "SEC"), as well as MGE Energy's other filings with the SEC from time to time. The 2023 Form 10-K, the September 30, 2024, Form 10-Q and other SEC filings are available at the SEC's web site at sec.gov and on MGE Energy's web site at mgeenergy.com. Information contained on MGE Energy's web site (including any such information referred to herein) shall not be deemed incorporated into, or to be a part of, this presentation.

This document does not constitute an offer to sell, or the solicitation of an offer to buy, any securities of MGE Energy, Inc., or Madison Gas and Electric Company. A registration statement relating to the common stock of MGE Energy, Inc., has been declared effective by the Securities and Exchange Commission. Any offering of such common stock is being made solely by means of a prospectus supplement and an accompanying prospectus, copies of which may be obtained from MGE Energy, Inc., at 133 South Blair Street, Madison, Wisconsin 53703, attention: Shareholder Services, telephone no. (800) 356-6423.

MGE ENERGY

Cautionary Note – Forward Looking Information

All statements in this presentation, other than historical facts, are forward-looking statements (including but not limited to forecasted capital expenditures, expected in-service dates and carbon dioxide projections) that involve risks and uncertainties that are subject to change at any time. Such statements are based upon management's assumptions, expectations and estimates at the time they are made. Specifically, the forecasted capital expenditures are based upon management's assumptions with respect to future events, including the timing and amount of expenditures associated with compliance with environmental compliance initiatives, legislative and regulatory initiatives, customer demand and support for electrification and renewable energy resources, energy conservation initiatives, load growth, the timing of any required regulatory approvals and the adequacy of rate recovery. Additionally, the expected in-service dates are forward looking and therefore subject to significant business, economic, operational and regulatory uncertainties and contingencies, many of which are beyond the control of the company and are based upon assumptions with respect to future decisions, which are subject to change. Various factors could cause actual results, capital expenditures, in-service dates or carbon reduction to be significantly different than those contemplated, estimated or projected in forward-looking statements - especially as they relate to economic conditions, future load growth, revenues, expenses, capital expenditures, financial resources, regulatory matters, and the scope and expense associated with future environmental regulation. Those factors include the assumptions and factors referred to in the statements themselves as well as risk factors described in our 2023 Form 10-K and other reports filed with the SEC. We caution investors that these forward-looking statements are subject to known and unknown risks and uncertainties that may cause actual results to differ materially from those projected, expressed, or implied. MGE Energy undertakes no obligation to update or revise any forward-looking statements to reflect events or circumstances occurring after the date as of which any forward-looking statement is made, except as required by law.

MGE ENERGY

Company Mission and Values

MGE Energy is the parent company of Madison Gas and Electric Company (MGE). MGE is ***your community energy company***, committed to engaging with our customers in different ways to meet their needs and to providing safe, reliable, affordable and sustainable energy to power our communities. Your community energy company is investing in a more sustainable future for the benefit of all our customers, investors and employees.

Safety

Safety is a core value at MGE. The safety of our employees, customers and communities is our top priority.

Reliability

We invest in our people and in our systems to help ensure top-ranked energy reliability that helps to maintain the economic health and vitality of the communities we serve.

Sustainability

With a commitment to transparency, accountability and continuous improvement, we take a holistic and proactive approach to sustainable practices companywide.

Equity

We are committed to equity and inclusion in our service to our customers, in our workplace and in our broader community, and we value diverse perspectives, ideas, cultures and backgrounds.

Engagement

We are dedicated to engagement, partnership and collaboration to best serve our customers and the broader community.

Company Highlights

DIVERSIFIED CUSTOMER BASE AND REVENUE PROFILE

Resilient Revenue Stream and Customer Base

- Electric service to ~163,000 customers located in the city of Madison and adjacent areas
  - 87% residential; 13% commercial or industrial
  - Accounts for ~71% of regulated revenue
- Natural gas to ~176,000 customers
  - 90% residential; 10% commercial or industrial
  - Accounts for ~29% of regulated revenue

REGULATED, HIGHLY VISIBLE GROWTH

Historical 5-Year EPS CAGR of 6%, Regulated PPE(1) CAGR of ~7%

- Forecasted capital investment of ~$1.4B from 2025 through 2029(3)
- 49 consecutive years of dividend increases
- Premium service territory with constructive regulation
- Forward-looking test years
- Ability to work cooperatively with large customers to tailor a local renewable energy solution

STRONG FINANCIAL PROFILE

Stable Earnings Growth with Strong Balance Sheet

- Predominantly regulated earnings
- Strong liquidity and cash position
- Conservative financial policies that are designed to achieve strong credit quality
- MGE's Credit Ratings(2)
  - S&P: AA- (Stable)
  - Moody's: Aa2 Secured (Stable)
    A1 Unsecured (Stable)

SUBSTANTIAL SUSTAINABLE INVESTMENT

Seeking Net-Zero Carbon Electricity by 2050(3)

- Targeting carbon reduction of ≥80% from 2005 levels by 2030
- Plan to eliminate coal as energy source by end of 2032
- Decarbonizing generation fleet by transitioning to clean energy, such as wind and solar
- Electrifying transportation

(1) Property, plant, and equipment, net
(2) A credit rating is not a recommendation to buy, sell or hold securities and may be lowered or withdrawn by the rating agency at any time.
(3) Information on this slide contains statements that are forward looking statements that involve risks and uncertainties that are subject to change at any time. See Cautionary Note Regarding Forward Looking Information.

Earnings and Dividends Growth


Diluted Earnings Per Share
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$-
2018
2019
2020
2021
2022
2023
5-Year Compound Annual Growth Rate (CAGR): 6.0%


Dividends Per Share
$1.75
$1.50
$1.25
$1.00
$0.75
$0.50
$0.25
$-
2018
2019
2020
2021
2022
2023
5-Year Compound Annual Growth Rate (CAGR): 4.8%

MGE ENERGY

Focused on Sustainability and Reliability



Projected Capital Expenditures
$ millions
$350
$300
$250
$200
$150
$100
$50
$0
$240
$131
$109
$266
$156
$110
$286
$174
$112
$296
$182
$114
$312
$202
$110
2025
2026
2027
2028
2029
Other Capital Expenditures, including Electric and Gas Distribution
Generation Directly Supporting Carbon Reduction Goals

- See Cautionary Note Regarding Forward-Looking Information at the beginning of this presentation.
- Forecasted and actual capital expenditures do not include AFUDC. Forecasted capital expenditures include future projects which will require MGE to request and obtain approval from the PSCW.

Expanding Renewables Portfolio

Solar Projects	MGE Nameplate Capacity (MW)	MGE Investment ($M)	MGE Ownership Interest	Estimated In-Service Date
Paris Solar[a]	20	$36	10%	2024
Strix Solar	6	$12	100%	2024
Darien Solar[a]	25	$48	10%	2025
Koshkonong Solar[a]	30	$70	10%	2026
Sunnyside Solar[b]	20	$42	100%	2026
High Noon Solar[b]	30	$64	10%	2027
Ursa Solar[b]	20	$46	10%	2027
Saratoga Solar[b]	15	$36	10%	2028
Dawn Harvest Solar[b]	15	$34	10%	2028
Good Oak Solar[b]	9.8	$22	10%	2028
Gristmill Solar[b]	6.7	$15	10%	2028

(a) MGE received PSCW approval to recover 100% AFUDC
(b) Project seeking regulatory approval

Expanding Renewables Portfolio

Wind Projects	MGE Nameplate Capacity (MW)	MGE Investment ($M)	MGE Ownership Interest	Estimated In-Service Date
Badger Hollow Wind[b]	11.2	$36	10%	2027
Whitetail Wind[b]	6.7	$23	10%	2027

Battery Projects	MGE Nameplate Capacity (MW)	MGE Investment ($M)	MGE Ownership Interest	Estimated In-Service Date
Paris Battery[a]	11	$25	10%	2025
Darien Battery[a]	7.5	$15	10%	2026
Koshkonong Battery[a]	16.5	$34	10%	2027
High Noon Battery[b]	16.5	$35	10%	2027
Sunnyside Battery[b]	40	$70	100%	2027
Saratoga Battery[b]	5	$10	10%	2028

(a) MGE received PSCW approval to recover 100% AFUDC
(b) Project seeking regulatory approval

MGE ENERGY

Transition Toward Cleaner Energy

Track Record of Accelerating Pace of Decarbonization

MGE's clean energy transition has reduced emissions while maintaining top-ranked electric reliability, strengthening key infrastructure, and providing affordable power to customers.

- **2015:** Energy 2030 framework introduced with goal to reduce carbon emissions 40% by 2030
- **2019:** Target of net-zero carbon electricity by 2050 announced
- **2020:** Expected carbon reductions updated to at least 65% by 2030
- **2022:** Energy 2030 goal updated to at least 80% carbon reduction by 2030

Foundational Objectives in MGE's Energy 2030 Framework

- Transition MGE to a more environmentally sustainable energy supply
- Provide customers with options they want today and in the future
- Help customers use energy efficiently and manage future costs
- Provide dynamic electric grid, enabling and integrating new energy technologies
- Deepen engagement with community; ensure all customers benefit from new technologies.

Strategies for Deep Decarbonization

- Grow MGE's use of renewable energy and eliminate coal as an energy source
- Further engage customers in energy efficiency
- Electrify transportation and other end uses

Targeting carbon emissions

2005	Baseline year
2019	Announced Net-Zero Carbon Electricity Goal
2022	Achieved **~40%** Reduction
2030	Targeting **~80%** Reduction
2050	Targeting **Net-Zero** Carbon Electricity

Our net-zero goal includes our fossil-fueled electric generation facilities (Scope 1) and purchased power for resale (Scope 3).

MGE ENERGY

Plan to Eliminate Coal-Fired Generation

MGE remains on track to end the use of coal as a generation fuel source and meet its 80% carbon reduction goal by 2030

- MGE has no sole ownership of coal-fired generation.
- MGE is committed to reliability and affordability as it works toward deep decarbonization on behalf of all customers.
- Clean energy transition is enabled by renewables and demand management as well as battery storage and natural gas to ensure reliability and dispatchability on the grid throughout transition.

Retiring the coal-fired Columbia Energy Center

Final timing and retirement dates for Units 1 and 2 continue to be evaluated and depend upon operational, regulatory, capacity needs and availability, and other factors impacting one or more of the Columbia co-owners.

- MGE owns 19% of the facility (211 MW)
- Retirement will eliminate ~2/3 of MGE's ownership of coal-fired generation capacity

Enhancing fuel flexibility at Elm Road Generating Station

MGE, along with co-owner WEC Energy Group, has announced its plan to enhance fuel flexibility at the Oak Creek (Elm Road) Power the Future units, pending approvals.

- MGE owns 8.33% of the facility (106 MW)
- Elm Road units are expected to be fully transitioned away from coal by end of 2032
- Elm Road repowering will eliminate coal-fired generation from MGE's portfolio of owned resources

MGE's carbon goals align with scenarios limiting global warming to 1.5°C and 2°C



2022
40%
Achieved
2030
80%
Goal
2050
Net-Zero
Carbon Goal
Emissions Reduction
0%
20%
40%
60%
80%
100%
Range of reductions in scenarios to limit warming to below 2°C and 1.5°C
2005
2020
2030
2040
2050
Baseline year

MGE continues to evaluate additional investments in cost-effective, clean energy projects to maintain its top-ranked electric reliability and to achieve its carbon reduction goals.

Transmission Investment Outlook

MGE Energy anticipates material transmission investment opportunities later this decade through ATC.

- MGE Energy holds 3.6% equity ownership interest in ATC.

ATC projects new capital expenditures peaks in 2024 and beyond, with 2024-2028 projected investment of ~$5 billion driven by generator interconnections, asset renewal, and MISO Long Range Transmission Plan (LRTP).

MISO LRTP Tranche 1 Portfolio proposal addresses needs across the MISO Midwest region and would be incremental to ATC's base case maintenance and interconnection capital expenditures.

- Represents ~$900 million investment opportunity for ATC.
- Projected to begin in 2025 and occur primarily in the last few years of this decade.
- Tranche 1 projects would be incremental to ATC's base case maintenance and interconnection expenditures.
- Tranche 2 planning is underway.


ATC Projected Capital Expenditures
($ millions)
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$636
$867
$1,148
$1,187
$1,152
2024
2025
2026
2027
2028

Note: Projected capital expenditures are from ATC LLC forecasts available via www.atcllc.com/oasis-directory. Projected ATC capital expenditures reflect the 2022 generator interconnections queue. Does not include pending affected system impact studies, future generator interconnection queues, or LRTP Tranche 2. Capital investments by ATC are expected to be funded through a combination of internally generated cash flow, debt, and investor contributions. As opportunities arise, MGE Energy plans to make additional investments in ATC through voluntary capital calls based upon its pro rata equity ownership interest in ATC.

Natural Gas Distribution – Emissions Reductions Beyond Carbon

Building upon our long-standing commitment to providing affordable, sustainable energy, MGE has set a goal to achieve Net-Zero Methane Emissions from its natural gas distribution system by 2035.

- MGE is working to reduce overall emissions from its natural gas distribution system cost-effectively as quickly as possible.
- If MGE can accelerate plans to achieve net-zero methane emissions from its natural gas system through the evolution of new technologies, it will.

Natural gas continues to be a critical resource for meeting reliable, efficient, and affordable energy needs. About half of U.S. households use natural gas for heating.

- In 2022, MGE completed an in-depth analysis and inventory of GHG emissions associated with the purchase and distribution of natural gas and other sources, such as indirect emissions from gas usage by our customers.
- MGE has replaced and upgraded all piping made of material considered leak-prone throughout its distribution system.
- MGE's leak inspection schedule already exceeds federal requirements.

Constructive Regulatory Environment

Both S&P and Moody's view the Wisconsin regulatory environment as highly credit supportive with timely operating and capital cost recovery, and view MGE's relationship with the Public Service Commission as constructive.

Supportive regulatory framework including:

- Forward-looking test years
- Historical approval of various expense deferrals
- Fuel Rules (2% bandwidth) and Gas Cost Recovery Mechanism
- Pre-Approval from regulator for major construction projects
- Current return on 50% of CWIP or 100% AFUDC on major construction projects
- Escrow treatment received for transmission, Elm Road Generating Station, pension & OPEB and bad debt expense
    - Approximately 37% of MGE's 2024 utility O&M expenses receive escrow treatment
- Deferral treatment for impacts of tax credit transferability and PTC/ITC available under IRA

PSCW Regulators

WISCONSIN COMMISSIONERS	PARTY	TERM BEGAN	TERM ENDS
Summer Strand (Chair)	D	Mar 2023	**Mar 2029**
Kristy Nieto*	D	Feb 2024	**Mar 2025**
Marcus Hawkins*	D	Apr 2024	**Mar 2027**

* Pending confirmation

- Recent appointments of PSCW Commissioners and confirmation of Chair
- Constructive rate outcomes and continued support of construction projects
- PSCW Commissioners remain focused on stability and prudent management of the regulatory compact

Public Service Commission of Wisconsin:

- ➢ Gubernatorial appointment, Senate confirmation
- ➢ Chair: Gubernatorial appointment
- ➢ 6-year staggered terms

Governor Tony Evers (D)

- ➢ Next gubernatorial election in 2026

2024/2025 Rate Case Outcomes

TERMS ($000's where applicable)	APPROVED 2024 TY	APPROVED 2025 TY
Average Electric Rate Base	**$1,185,550**	**$1,241,502**
Average Gas Rate Base	**$335,533**	**$341,369**
Average Common Stock Equity	**$917,952**	**$945,483**
Regulatory Equity Layer	**56.13%**	**56.06%**
Authorized ROE	**9.70%**	**9.70%**
Increases in Base Rates	**1.54% Elec** **2.44% Gas**	**4.17%[1] Elec** **1.32% Gas**

[1]MGE filed a 2025 Fuel Cost Plan with the PSCW in June 2024. The plan would lower the 2025 increase in electric rates to 2.47%. MGE expects a final decision from the PSCW on the Fuel Cost Plan by the end of 2024.

MGE ENERGY

Customer Affordability

Average residential electric customer bill as % of Wisconsin median household income



2.25%
2.00%
1.75%
1.50%
1.25%
1.00%
2.12%
1.67%
1.51%
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
MGE
Wisconsin Peer Average

MGE works hard to keep cost at an affordable level for all customers. An MGE residential electric customer bill as a percentage of customer wallet at 1.51% is below the Wisconsin utility peer average of 1.67%.

MGE's affordability as percentage of customer wallet has improved 29% since 2013.

Sources: Median household income data sourced from Federal Reserve Economic Data (FRED).
Average Residential customer bill sourced from FERC Form 1 filings (2023) of Madison Gas & Electric, Wisconsin Electric Power Co., Wisconsin Public Service Corp., Wisconsin Power & Light Co., Northern States Power-Wisconsin

Inflation Reduction Act of 2022 (IRA)

The IRA supports MGE's carbon reduction strategy and increases flexibility toward meeting customer needs for affordable and reliable clean energy resources.

✓ **Positioned to deliver material benefits to customers**
- Long-term extension of tax credits aligns with customer demand for additional clean energy
- Reduces both upfront and lifetime cost of generation fleet transition
- Increases efficiency of tax credit monetization
- Supports credit metrics while improving customer affordability

✓ **Incentivizes development of clean energy resources**
- Tax credits reduce cost and increase flexibility for deployment of renewables and energy storage
- May enable a larger backlog of capital investment opportunities
- Encourages acceleration of electric vehicle (EV) adoption nationally

The IRA contains a provision that allows the transfer of certain tax credits to other corporate taxpayers in exchange for cash. In September 2024, MGE sold $7.1 million of tax credits generated in 2023. MGE intends to transfer 2024 tax credits. The PSCW approved the deferral by MGE of any differential between tax credit transfer proceeds and the tax value of credits reflected in rates to its next rate case filing.

MGE ENERGY

Strong Credit Ratings

S&P (UTILITY RATINGS)	
Corporate credit	**AA-**
Business risk	**Excellent**
Commercial paper	**A-1+**
Outlook	**Stable**

- Effective management of regulatory risk
- Supportive regulatory environment
- Focus on regulated vertically integrated electric and natural gas distribution operations
- Healthy service territory with limited industrial exposure

Source: S&P, October 2024

MOODY'S (UTILITY RATINGS)	
Secured	**Aa2**
Unsecured	**A1**
Commercial paper	**P-1**
Outlook	**Stable**

- Credit supportive regulatory environment
- History of consistently strong financial metrics
- Stable rating outlook assumes future prudently incurred investments will be recovered

Source: Moody's, November 2024

Note: A credit rating is not a recommendation to buy, sell or hold securities and may be lowered or withdrawn by the rating agency at any time.

MGE ENERGY

Electric Vehicles and Deep Carbonization

MGE has been supporting the adoption of alternative fuel vehicles since the launch of its public charging network more than a decade ago and anticipates continued electrification of transportation could drive incremental sales growth over the long term.

Electrification of fleet vehicles

- MGE targeting 100% electric or plug-in hybrid light-duty vehicle fleet by 2030

Partnership with City of Madison

- Madison targets a 100% electric bus rapid transit (BRT) system
  - Deployment of first 27 electric buses by late 2024
  - MGE helped secure federal funding for initial bus charging infrastructure
  - MGE enabled charging for Madison Fire Department's first electric fire truck

Advancing Sustainable Transportation

- New MGE fast-charging hub in downtown Madison's Capitol East District
- PSCW approval of new/expanded EV Tariffs in October 2022
- Transition Home Electric Vehicle Charging Pilot (Charge@Home) to a standard tariff offering with proposed modifications based on initial pilot
- New EV charging pilots authorized include Apartment and Workplace EV Managed Charging, Fleet EV Charging and EV Managed Charging Rewards


Net·Zerø
CARBON ELECTRICITY BY 2050


ENGINE
COMPANY
8

Transportation accounts for almost 30% of U.S. greenhouse gas emissions. MGE is pursuing a multi-pronged strategy to electrify transportation to reduce carbon dioxide emissions and to enable future market growth.

ESG Highlights – Sustainability Snapshot

By 2030, MGE expects to deliver customers electricity with **80% fewer** carbon emissions, compared to 2005, our baseline, as we work toward **net-zero** by 2050.



In 2024, MGE expanded its use of agrivoltaics by adding **sheep** at MGE's Tyto Solar to help manage ground cover sustainably.

MGE is working toward **net-zero methane emissions** from our natural gas distribution system by 2035.

MGE has reduced carbon emissions approximately **40%** since 2005, our baseline.

MGE has ranked in the **top 3** utilities nationwide for the fewest number of outages for more than **15 years**.

MGE has a goal of **100% all-electric** or **plug-in hybrid** light-duty vehicles by 2030.


EV

The Board of Directors has welcomed **6 new directors** since 2018.

We power safety. Work safe. Home safe. In 2024, MGE marks its **10-year anniversary** of its journey to safety excellence.

By the end of 2032, MGE expects to have **eliminated coal** as an energy source.

The MGE Foundation has given more than **$8.7 million** to **400+** community organizations in the last five years.

MGE ENERGY

ESG Highlights

MGE works to embody our mission as your community energy company and to foster equity and inclusivity in our service to customers and in our workplace.

We Power Safety. Work Safe. Home Safe.

- MGE is committed to maintaining a safe working environment and a philosophy of continuous improvement in our journey toward safety excellence.
- As part of our commitment to safety, the company approved our *Occupational Health and Safety Policy* in 2022.

Energy Affordability

- MGE works hard to maintain energy affordability. Throughout the last 10 years, which includes MGE's most recent rate case for the years 2024 and 2025, MGE's rate increases have been below the rate of inflation.
- An MGE residential electric customer bill as a percentage of customer wallet at 1.51% is below the Wisconsin utility peer average of 1.67%.

Diversity, Equity and Inclusion (DEI)

- MGE's DEI Steering Team was formed in 2022, with representation from across the company. It builds on our commitment to DEI in our workplace, in service to customers and in efforts to improve the quality of life throughout our communities.

Giving Back to the Community

- MGE contributes and helps to better our communities in various ways: our philanthropic arm, The MGE Foundation; employee volunteerism and service; and, MGE's Corporate Giving

MGE Foundation giving

amount given in the last five years
>8.7M to **>400**
organizations

amount given in 2023
>1.6M to **>200**
organizations

community service
Supporting the community's most vulnerable populations

culture and enrichment
Fostering our community's culture, arts and history

environment and health
Protecting our health and environment

equity and inclusion
Advancing diversity and inclusion

youth and education
Educating and nurturing our children

ESG Highlights

Our Board of Directors has a strong commitment to corporate responsibility and accountability. Community-focused and with a breadth and diversity of experience, board members bring strong effective oversight in their service to MGE Energy.


Diverse and engaged board
10 Board Members
Board independence
80%
Independent
Gender diversity
40%
Women
Ethnic/Racial diversity
20%
Minority
Average age
63
Years
Average tenure
8
Years

The above information reflects board composition as of the date of this presentation.

Lead Independent Director

- Has extensive authority and responsibility in ensuring the board meets its responsibilities for effective oversight and sound governance.
- Chairs the Corporate Governance Committee, which conducts an annual assessment of the board's effectiveness as a whole.

Board Oversight

- Over executive compensation and ESG matters.
- 10 regular board meetings each year, in addition to committee meetings.

Board Engagement

- Conducts a comprehensive biannual risk assessment and, on a biennial basis, conducts an exercise on risk with all officers.

Board Refreshment

- Six new directors since 2018.
- Distinct and diverse skill set.

ESG - Disclosures

Below are links to ESG information:

Corporate Responsibility and Sustainability Report

- CDP Climate Change Questionnaire
- EEI Qualitative Template
- EEI Quantitative Template
- EEO-1 Data Report

Statement on Human Rights

Code of Ethics

Occupational Health and Safety Policy

Report on Giving

Lobbying Disclosures

MGE

MGE Energy













Appendix

Corporate Structure

Over 98% of MGE Energy assets are dedicated to regulated and quasi-regulated utility operations.


MGE ENERGY
Madison Gas and Electric Company
MGE Transco Investment LLC
MGE Transco, LLC
MGE Power LLC
MAGAEL, LLC
Central Wisconsin Development Corporation
MGE State Energy Services, LLC (3)
MGE Services, LLC (3)
MGE Power West Campus, LLC
MGE Power Elm Road, LLC
North Mendota Energy & Technology Park, LLC
State Energy Services, LLC (3)
Holds a 3.6% interest in American Transmission Company LLC (1)
Holds a 4.4% interest in ATC Holdco LLC (2)
Regulated Utility
Investment Regulated by FERC
Non-Regulated Energy: Fixed Return Assets
Other Non-Regulated

(1) Owns and operates electric transmission lines in Wisconsin
(2) Transmission development company. Separate from American Transmission Company, LLC
(3) Presently inactive

Service Territory Highlights

MGE's service territory is a growing and diverse community of urban, suburban and rural communities. The Madison area and Dane County lead the state of Wisconsin in population growth.

- Seat of state government
- Home to the flagship University of Wisconsin – Madison
- Robust biotech industry and entrepreneurial community
- 2.1% unemployment below US average
- Madison ranks 6th best place to live - US News and World Report (2024)

All contribute to the economic resiliency of MGE's service territory


MGE Customer Growth
Customer Count
180,000
170,000
160,000
150,000
140,000
2019
2020
2021
2022
2023
1.8% CAGR
1.3% CAGR
Gas Customers
Electric Customers



Third Quarter - EPS by Segment

Three Months Ended September 30


2024
Diluted EPS
$0.97
($0.06)
$0.17
$0.06
($0.01)
$1.13
Electric Utility
Gas Utility
NonReg Energy
Transmission
Other
MGE Energy


2023
Diluted EPS
$0.86
($0.02)
$0.16
$0.05
($0.00)
$1.05
Electric Utility
Gas Utility
NonReg Energy
Transmission
Other
MGE Energy

Year-to-Date - EPS by Segment

Nine Months Ended September 30


2024
Diluted EPS
$1.83
$0.24
$0.50
$0.17
($0.02)
$2.72
Electric Utility
Gas Utility
NonReg Energy
Transmission
Other
MGE Energy


2023
Diluted EPS
$1.83
$0.29
$0.46
$0.16
($0.04)
$2.70
Electric Utility
Gas Utility
NonReg Energy
Transmission
Other
MGE Energy

Strong Record of Regulated Asset Growth


$2,500
$2,000
$1,500
$1,000
$500
$-
Net PP&E + CWIP ($millions)
10-Year Compound Annual Growth Rate (CAGR): 6.5%
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
3Q 2024

Electric Utility Mix

Twelve Months Ended December 31, 2023


Electric Revenues
53%
36%
8%
3%
Electric Volumes
56%
28%
11%
5%
Electric Customers
87%
13%
Residential
Commercial
Industrial
Other

Note: Categories may not sum due to rounding

Gas Utility Mix

Twelve Months Ended December 31, 2023


Gas Revenues
38%
58%
4%
Gas Volumes
37%
36%
27%
Gas Customers
90%
10%
Residential
Commercial/Industrial
Other

Note: Categories may not sum due to rounding

For more information, visit **mgeenergy.com**

Ken Frassetto
Director Shareholder Services
and Treasury Management

kfrassetto@mge.com
608-252-4723

P.O. Box 1231
Madison WI 53701-1231



